                                                                 Exhibit 10.33
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                       PREFERRED STOCK PURCHASE AGREEMENT

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                            BLUESTONE SOFTWARE, INC.

                                     Sale of
                      Series C Convertible Preferred Stock



                                  May 25, 1999



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

                                TABLE OF CONTENTS

SECTION 1 .       AUTHORIZATION OF CAPITAL STOCK..................................................................1

SECTION 2 .       PURCHASE AND SALE OF STOCK......................................................................1
         2.1      Purchasers of Series C Preferred Stock..........................................................1
         2.2      Closing.........................................................................................2

SECTION 3 .       REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................................................2
         3.1      Organization....................................................................................2
         3.2      Subsidiaries....................................................................................2
         3.3      Capital Stock...................................................................................2
         3.4      Authorization...................................................................................3
         3.5      Valid Issuance..................................................................................3
         3.6      No Consents Required; No Violation of Laws......................................................4
         3.7      Qualification To Do Business....................................................................4
         3.8      Absence of Defaults, Conflicts, Etc.............................................................4
         3.9      Disclosure Materials, Financial Statements, Material Liabilities................................5
         3.10     Indebtedness....................................................................................5
         3.11     Absence of Certain Developments.................................................................5
         3.12     Contracts, Agreements...........................................................................6
         3.13     Compliance with Law.............................................................................6
         3.14     Pending Actions.................................................................................6
         3.15     Tax Matters.....................................................................................6
         3.16     Employees.......................................................................................6
         3.17     Employee Benefit Plans..........................................................................7
         3.18     Intellectual Property Rights....................................................................7
         3.19     Title to Tangible Assets; Leasehold Interests...................................................8
         3.20     Insurance.......................................................................................8
         3.21     Transactions with Related Parties...............................................................9
         3.22     Interest in Competitors.........................................................................9
         3.23     Registration Rights.............................................................................9
         3.24     Disclosure Materials............................................................................9

SECTION 4 .       REPRESENTATIONS AND WARRANTIES OF PURCHASERS....................................................9
         4.1      Authorization...................................................................................9
         4.2      Investment for Own Account......................................................................9


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
         4.3      Offering Exemption.............................................................................10
         4.4      Knowledge and Experience; Ability to Bear Economic Risks.......................................10
         4.5      Limitations on Disposition.....................................................................10
         4.6      Residence......................................................................................11
         4.7      Representations and Warranties as of Closing Date..............................................11
         4.8      Purchaser Questionnaire........................................................................11
         4.9      Residence......................................................................................11
         4.10     Representations and Warranties as of Closing Date..............................................12

SECTION 5 .       PURCHASERS' CLOSING CONDITIONS.................................................................12
         5.1      Representations and Warranties.................................................................12
         5.2      Compliance with Agreement......................................................................12
         5.3      Officer's Certificates.........................................................................12
         5.4      Certificate; Shareholder Action................................................................12
         5.5      Other Agreements...............................................................................12
         5.6      Legal Opinion..................................................................................12
         5.7      Injunction.....................................................................................13
         5.8      Legal Investment...............................................................................13

SECTION 6 .       COMPANY'S CLOSING CONDITIONS...................................................................13
         6.1      Representations and Warranties.................................................................13
         6.2      Compliance with Agreement......................................................................13
         6.3      Other Agreements...............................................................................13
         6.4      Approval of Proceedings........................................................................13
         6.5      Injunction.....................................................................................13
         6.6      Legal Investment...............................................................................13

SECTION 7 .       COVENANTS......................................................................................14
         7.1      Financial and Business Information.............................................................14
         7.2      Confidentiality................................................................................15
         7.3      Resale of Securities...........................................................................15
         7.4      Regulation D Filing............................................................................16
         7.5      Further Assurances.............................................................................16

SECTION 8 .       INTERPRETATION OF THIS AGREEMENT...............................................................16
         8.1      Defined Terms..................................................................................16
         8.2      Directly or Indirectly.........................................................................17
         8.3      Governing Law..................................................................................17
         8.4      Section Headings...............................................................................17

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
SECTION 9 .       MISCELLANEOUS..................................................................................17
         9.1      Notices........................................................................................17
         9.2      Expenses.......................................................................................18
         9.3      Reproduction of Documents......................................................................18
         9.4      Successors and Assigns.........................................................................19
         9.5      Entire Agreement; Disclosure Schedules; Amendment and Waiver...................................19
         9.6      Counterparts...................................................................................19
         9.7      Survival.......................................................................................19

                                    Exhibits


A        Form of Third Amended and Restated Certificate of Incorporation
B        Form of Escrow Agreement
C        Form of Second Restated First Refusal and Co-Sale Agreement
D        Form of Second Restated Investors' Rights Agreement


                                    Schedules

2.1      Name and Address of  Purchasers
3.3      Capital Stock
3.10     Security Interests
3.16     Employment and Severance Agreements

                       PREFERRED STOCK PURCHASE AGREEMENT

         This Agreement is made and entered into as of the 25th day of May, 1999, by and between Bluestone Software, Inc., a Delaware corporation (the "Company"), and those individuals and entities listed on SCHEDULE 2.1 attached hereto ("Purchasers"). Certain capitalized terms used in this Agreement are defined in Section 8.1.

         In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereby agree as follows:

SECTION 1 . AUTHORIZATION OF CAPITAL STOCK.


         The Company's Board of Directors has authorized the filing of the Third Amended and Restated Certificate of Incorporation which includes, among other things, the preferences and rights of the Series C Preferred Stock (the "Certificate") in the form of EXHIBIT A attached hereto, creating a new series of preferred stock consisting of 9,191,176 shares of Series C Preferred Stock, par value $.001 per share (the "Series C Preferred Stock"). The terms, limitations and relative rights and preferences of the Series C Preferred Stock are set forth in the Certificate.

SECTION 2 . PURCHASE AND SALE OF STOCK.


         2.1 PURCHASERS OF SERIES C PREFERRED STOCK. Subject to the terms and conditions set forth in this Agreement and in reliance upon the representations set forth below, on the Closing Date (as defined below) the Company will sell to Purchasers, and Purchasers will purchase from the Company at a purchase price equal to $2.72 per share, up to 9,191,176 shares of Series C Preferred Stock for an aggregate purchase price of up to $25,000,000. Such sale and purchase shall be effected on the Closing Date by the Company executing and delivering to Purchasers, duly registered in Purchasers' name, duly executed stock certificates evidencing the Series C Preferred Stock to be purchased under this Agreement, against delivery by Purchasers to the Company of (a) those certain Convertible Notes, dated April 2, 1999 and May 3, 1999, in the aggregate principal amount of $1,350,000 made by the Company in favor of certain of the holders of the Series B Preferred Stock, which notes shall be canceled and deemed paid in full, and (b) an aggregate of up to $23,650,000 payable by Purchasers. Each Purchaser will purchase the number of shares of Series C Preferred Stock set forth on SCHEDULE 2.1 beside such Purchaser's name. Each Purchaser agrees to pay the amount set forth on SCHEDULE 2.1 beside such Purchaser's name by wire transfer payable to the order of Pepper Hamilton LLP, as escrow agent for the Company, pursuant to an Escrow Agreement in the form of EXHIBIT B attached to this Agreement, for the benefit of the Company. As soon as practicable following each Closing, the Company will deliver to each Purchaser a certificate registered in the Purchaser's name evidencing the number of shares of Series C Preferred Stock set forth opposite the Purchaser's name on SCHEDULE
2.1 dated as of the Closing Date.

         2.2 CLOSING. The closing of the sale and purchase referred to in
Section 2.1 (the "Closing") shall take place at 10:00 A.M., Eastern Standard time, on May 25, 1999, or such other date as Purchasers and the Company may mutually agree in writing (the "Closing Date"), at the offices of Pepper Hamilton LLP, 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312 or such other location as Purchasers and the Company shall mutually select.

SECTION 3 . REPRESENTATIONS AND WARRANTIES OF THE COMPANY.


         The Company represents and warrants to Purchasers that:

         3.1 ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power, authority and qualifications and has all necessary governmental approvals, licenses, permits and authorizations to own its properties and to carry on its business as now conducted, except where the failure to have any such approval, license, permit or authorization could not reasonably be expected to have a material adverse effect on the business or financial position of the Company.

         3.2 SUBSIDIARIES. The Company does not own, directly or indirectly, any capital stock or other equity securities of any corporation nor does it have any direct or indirect ownership interest in any business. The Company is not a participant in any joint venture or partnership.

         3.3 CAPITAL STOCK.

                  (a) On the date hereof, the capitalization of the Company is as set forth on SCHEDULE 3.3. On the Closing Date, after giving effect to the transactions contemplated hereby, the capitalization of the Company will be as set forth on SCHEDULE 3.3.

                  (b) Pursuant to the Company's 1996 Incentive and Non-Qualified Stock Option Plan (the "Stock Option Plan"), there are 9,429,049 shares of the common stock of the Company (the "Common Stock") reserved for issuance upon the exercise of stock options. As of the date of this Agreement, there are outstanding stock options to purchase an aggregate of 6,295,441 shares of Common Stock.

                  (c) The private placement memorandum of the Company dated May 1, 1999 (the "Memorandum") sets forth a complete list of the holders of the Company's outstanding capital stock and warrants to purchase capital stock as of the date of this Agreement and prior to the transactions contemplated by this Agreement.

                  (d) Except as contemplated by the Second Restated First Refusal and Co-Sale Agreement, there is no agreement, restriction or encumbrance (including, without limitation, any right of first refusal, right of first offer or voting trust agreement) with respect to the sale or voting of any shares of the Company's capital stock (whether outstanding or issuable upon conversion or exercise of outstanding securities).

         3.4 AUTHORIZATION.

                  (a) The Board of Directors of the Company has authorized the execution, delivery and performance of this Agreement, the Second Restated First Refusal and Co-Sale Agreement, and the Second Restated Investors' Rights Agreement (collectively, with this Agreement, referred to as the "Agreements"), and each of the transactions contemplated hereby and thereby, including the execution and filing of the Certificate and the issuance and delivery of the shares of Series C Preferred Stock in accordance with this Agreement. Except for the action by the Board of Directors described in the preceding sentence and the shareholder action contemplated by Section 5.4, no other corporate action is necessary to authorize the performance by the Company of its obligations under the Agreements.

                  (b) Each of the Agreements constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and (ii) general principles of equity that restrict the availability of equitable remedies.

         3.5 VALID ISSUANCE.

                  (a) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in the Memorandum or as contemplated by the Agreements, its Second Amended and Restated Certificate of Incorporation, as filed in Delaware on April 23, 1998, as amended on July 2, 1998 and January 21, 1999 (the "Certificate of Incorporation") of the Company and the Certificate, there are no shares of capital stock issuable upon conversion of any security of the Company nor are there any rights, options or warrants outstanding or other agreements to acquire shares of capital stock nor is the Company contractually obligated to purchase, redeem or otherwise acquire any of its outstanding shares of capital stock. Except as contemplated in the Certificate of Incorporation or the Agreements, no shareholder of the Company is entitled to any preemptive rights, rights of first refusal, or redemption rights.

                  (b) Upon issuance, sale and delivery of the Series C Preferred Stock as contemplated by this Agreement and in accordance with the Certificate, the shares of Series C Preferred Stock to be sold to Purchasers under this Agreement will be duly authorized, validly issued, fully paid and nonassessable and will be free of preemptive rights.

                  (c) All corporate action on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of the Series C Preferred Stock and the performance by the Company of its obligations under the Agreements has been taken or will be taken prior to the Closing. The Company has or will have prior to the Closing duly reserved an aggregate of not less than 9,191,176 shares of Common Stock for issuance upon conversion of the Series C Preferred Stock.

         3.6 NO CONSENTS REQUIRED; NO VIOLATION OF LAWS. The nature of the business that the Company conducts, any relationship between the Company and any other Person, and the creation, authorization, issuance, offer or sale of the Series C Preferred Stock as contemplated by this Agreement, do not require a consent, approval or authorization of, or filing, registration or qualification with, any Person or any governmental authority on the part of the Company, except for state and Federal securities law filings. No vote, consent or approval of the holders of any security of the Company is required as a condition to the execution and delivery of this Agreement or the authorization, issuance, offer and sale of the Series C Preferred Stock under this Agreement, except for the consent of the holders of (i) a majority of the outstanding shares of Common Stock of the Company, and (ii) 75% of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, each voting as a separate class, on the transactions contemplated by this Agreement.

         3.7 QUALIFICATION TO DO BUSINESS. The Company is qualified, licensed and authorized to do business as a foreign corporation in each jurisdiction in which it owns or leases any material property or in which the conduct of its business requires it to so qualify or be so licensed, and such jurisdictions constitute the only jurisdictions in which the conduct of the Company's business or the nature of the property owned or leased by it require it to qualify to do business as a foreign corporation, except where the failure to so qualify would not have a material adverse effect on the business or financial position of the Company.

         3.8 ABSENCE OF DEFAULTS, CONFLICTS, ETC. The execution and delivery of the Agreements, the authorization, issuance, offer and sale of the Series C Preferred Stock contemplated by this Agreement, the adoption by the Company of the Certificate and the fulfillment of the terms of such documents by the Company will not (A) result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or permit the acceleration of rights under or termination of, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, instrument or other agreement of the Company, or (B) violate the Certificate of Incorporation or Bylaws of the Company, or any rule, regulation, writ, injunction, judgment, decree, award or other action of any court or Federal or state or other regulatory board or body or administrative agency having jurisdiction over the Company or over its properties or businesses. No event has occurred and no condition exists which, upon notice or the passage of time, or both, would constitute a default under any such agreements and instruments or in any such license, permit, rule, regulation, order or authorization to which the Company is a party or by which it may be bound.

         3.9 DISCLOSURE MATERIALS, FINANCIAL STATEMENTS, MATERIAL LIABILITIES.

                  (a) The Company has previously delivered to Purchasers the Memorandum containing certain financial statements of the Company (the "Financial Statements"). Such Financial Statements, including the notes thereto, have been prepared from the books and records of the Company, are true and correct and present fairly the financial position and the results of operations and cash flows of the Company as at and for the periods indicated, in each case in conformity with generally accepted accounting principles ("GAAP") consistently applied. The portions of the Memorandum containing financial projections and other forward-looking statements were prepared by the Company in good faith based upon assumptions which the Company believes to be reasonable in light of facts known to the Company.

                  (b) Except as set forth in the Financial Statements the Company has no material liabilities or obligations, absolute or contingent, except (i) obligations and liabilities incurred in the ordinary course of business since the respective dates of such statements, or (ii) obligations which are not required by GAAP to be reflected in the Financial Statements or such interim statements.

         3.10 SECURITY INTERESTS. SCHEDULE 3.10 hereto sets forth (i) any lien, charge, security interest or encumbrance with respect to any of the Company's indebtedness and (ii) a brief description of each instrument or agreement governing such indebtedness. The Company has provided counsel to the Agent a complete and correct copy of each such instrument or agreement (including all amendments, supplements or modifications thereto). No default exists with respect to or under any such indebtedness or any instrument or agreement relating thereto which default would reasonably be expected to have a material adverse effect on the Company.

         3.11 ABSENCE OF CERTAIN DEVELOPMENTS. Since March 31, 1999, there has been no (i) material adverse change in the condition, financial or otherwise, of the Company or in its assets, liabilities, properties or business, taken as a whole, (ii) declaration, setting aside or payment of any dividend or other distribution with respect to the capital stock of the Company or redemption of any share of capital stock of the Company, (iii) material loss, destruction or damage to any property of the Company, whether or not insured, (iv) acceleration or prepayment of any indebtedness for a material amount of borrowed money or the refunding of any such indebtedness, (v) labor trouble involving the Company or any material change in its personnel or the terms and conditions of employment,
(vi) waiver of any valuable right which could reasonably be expected to have a material adverse effect on the business or financial position of the Company,
(vii) material loan or extension of credit by the Company to any officer or employee of the Company (other than reasonable travel advances) or (viii) acquisition or disposition of any material assets (or any contract or arrangement therefor) otherwise than for fair value in the ordinary course of business, or any other transaction by the Company otherwise than for fair value in the ordinary course of business.

         3.12 CONTRACTS, AGREEMENTS. All material contracts, agreements and understandings are in full force and effect and the Company or any other party thereto has not received any notice of default or is in default, and no condition now exists which, with notice or the lapse of time or both, would render the Company or, to the knowledge of the Company, any other party, in default under any material contracts, understandings or agreements to which the Company is or may be a party. There are no disputes or proceedings relating to any such material contract, understanding or agreement and the Company has not received any notice or indication that any party to any such material contract, understanding or agreement intends to cancel or terminate such contract, understanding or agreement or intends to exercise or not exercise any options under such material contract, understanding or agreement.

         3.13 COMPLIANCE WITH LAW. The Company has not been notified of any violation of any laws, ordinances, governmental rules or regulations to which it is subject, including without limitation laws or regulations relating to the environment or to occupational health and safety, and to its knowledge no material expenditures are or will be required in order to cause its current operations or properties to comply with any such law, ordinances, governmental rules or regulations.

         3.14 PENDING ACTIONS. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Company threatened, against the Company or any of its properties or assets by or before any court, arbitrator or governmental authority which questions the validity of the Agreements, the Certificate, or any action taken or to be taken pursuant hereto or thereto, or which could reasonably be expected to have a material adverse effect on the business or financial position of the Company, and the Company is not in default with respect to any judgment, order, writ, injunction, decree or award applicable to it or its business or properties.

         3.15 TAX MATTERS. The Company has completed and duly filed all Federal, state, county and local tax returns required to have been filed by it and all taxes which are shown on such returns have been paid (other than taxes contested in good faith by appropriate proceeding). There are in effect no waivers of applicable statutes of limitations with respect to taxes for any year. No tax returns have been audited by taxing authorities.

         3.16 EMPLOYEES. Other than as set forth on SCHEDULE 3.16, the Company does not have any employment contract with any of its employees (other than severance or employment agreements terminable by the Company without premium or penalty on notice of 30 days or less), or any collective bargaining agreements covering any of its employees, nor has the Company been subject to any labor organization activity. There are no material controversies or labor troubles pending or, to the knowledge of the Company threatened, between the Company and any of its employees. The Company has complied with all applicable federal and state laws and regulations respecting employment and employment practices, terms and conditions of employment, wages and hours and other laws related to employment. No key employee or consultant of the Company has within the prior three months given any written notice to the Company that he or she intends to leave the employ of the Company and, during such period, no such employee or consultant has been terminated.

         3.17 EMPLOYEE BENEFIT PLANS. Other than as disclosed in the Memorandum, the Company has not established, sponsored, maintained, made any contributions to or been obligated by law to establish, maintain, sponsor or make any contributions to any "employee pension benefit plan" or "employee welfare benefit plan" (as such terms are defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), including, without limitation, any "multi-employer plan". Any such plans have been established and are being operated in compliance with ERISA, and there exist no unfunded obligations of the Company with respect to any such plan, except as could not reasonably be expected to have a material adverse effect on the Company. The Company has complied with all applicable laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and the payment of Social Security and other taxes, and with ERISA except to the extent that noncompliance would not reasonably be expected to have a material adverse effect on the Company, and the Company is not aware of any pending or threatened claim against the Company with respect to the foregoing.

         3.18 INTELLECTUAL PROPERTY RIGHTS. The Company owns, free and clear of all encumbrances, restrictions, liens, security interests and charges, and has good and marketable title to, or holds adequate licenses or otherwise possesses all such rights (or such rights are in the public domain) as are necessary to use all patents (and applications therefor), patent disclosures, trademarks, service marks, trade names, copyrights (and applications therefor), inventions, discoveries, processes, know-how, scientific, technical, engineering and marketing data, software code, formulae and techniques used or proposed to be used, in or necessary for the conduct of its business as now conducted or as proposed to be conducted, except where the failure to have such rights would not have a material adverse effect on the business or financial position of the Company.

                  The Company has not received written notice of any conflict or alleged conflict with the rights of others pertaining to any of its tangible and intangible assets. To the Company's knowledge, the Company's business, as presently conducted, does not infringe upon or violate any intellectual property rights or trade secrets of others. To the Company's knowledge, the Company has the right to use, free and clear of any rights or claims of others, all intellectual property and trade secrets, processes, customer lists and other rights to the extent reasonably necessary for the conduct of the Company's business as presently conducted.

                  The Company is not currently obligated or under any existing liability to make royalty or other payments to any owner of, licensor of, or other claimant to, any patent, trademark, service name, trade name, copyright, or other intangible asset, with respect to the use thereof or in connection with the conduct of its business as now conducted, except where the failure to make any such payments would not have a material adverse effect on the business or financial position of the Company. To the Company's knowledge, no employee of the Company is subject to any employment agreement or proprietary information agreement which he or she had with a previous employer or any intellectual property policy of such employer, which affects the rights of the Company to use the technologies, patents, trademarks, trade secrets, service names, trade names, copyrights, licenses and the like currently employed by the Company, or is a party to or threatened by any litigation concerning any patents, trademarks, trade secrets, service names, trade names, copyrights, licenses and the like.

         3.19 TITLE TO TANGIBLE ASSETS; LEASEHOLD INTERESTS. The Company has good and marketable title to its tangible properties and assets and good title to all its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than, or resulting from, taxes which have not yet become delinquent and minor liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company. The Company does not own any real property. Certain real property used by the Company in the conduct of its business is held under lease, and the Company is not aware of any pending or threatened claim or action by any lessor of any such property to terminate or materially alter any such lease. Each lease or agreement to which the Company is a party and pursuant to which the Company holds properties and assets is a valid and subsisting agreement without any material default of the Company thereunder and, to the best of the Company's knowledge, without any material default thereunder of any other party thereto. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by the Company under any such lease or, to the best of the Company's knowledge, by any party thereto, except for such defaults that would not individually or in the aggregate have a material adverse effect on the Company. The Company's possession of such property has not been disturbed and, to the best of the Company's knowledge, no claim adverse to its rights in such leasehold interests has been asserted against it.

         3.20 INSURANCE. The Company holds valid policies with reputable insurers covering insurance in the amounts and type that the Company reasonably believes is appropriate and customary for entities in the same or similar businesses to that of the Company or that are otherwise required to be maintained by it and with such deductibles or coinsurance as is customary, and such policies are in full force and effect. The Company has timely filed claims with its insurers with respect to all material matters and occurrences for which it believes it has coverage. No notice of any termination or threatened termination of any of such policies has been received by the Company and such policies are in full force and effect.

         3.21 TRANSACTIONS WITH RELATED PARTIES. Except as disclosed in the Memorandum, the Company is not a party to any agreement in excess of $20,000 with any of its officers, shareholders or directors or any Affiliate of any of the foregoing under which it: (i) leases any real or personal property (either to or from such person), (ii) has incurred any debt for borrowed money or under which it has lent money (other than routine travel advances), (iii) licenses technology (either to or from such person), (iv) is obligated to purchase any tangible or intangible asset from or sell such asset to such person, or (v) purchases products or services from such person.

         3.22 INTEREST IN COMPETITORS. Neither the Company nor to its knowledge any of its officers, has any interest, either by way of contract or by way of investment (other than as holder of not more than 5% of the outstanding capital stock of a publicly traded Person) or otherwise, directly or indirectly, in any Person other than the Company that (i) provides any services or designs, produces or sells any product or product lines or engages in any activity similar to or competitive with any activity currently conducted or proposed to be conducted by the Company or (ii) has any direct or indirect interest in any asset or property, real or personal, tangible or intangible, of the Company.

         3.23 REGISTRATION RIGHTS. Except as set forth in the Second Restated Investors' Rights Agreement, the Company is not under any obligation to register any of its securities under the Act.

         3.24 DISCLOSURE MATERIALS. The confidential private placement memorandum of the Company dated May 1, 1999 does not contain an untrue statement of a material fact or omit a material fact necessary to make the statements contained therein not misleading.

SECTION 4 . REPRESENTATIONS AND WARRANTIES OF PURCHASERS.


         Each Purchaser represents and warrants, severally and jointly, to the Company that:

         4.1 AUTHORIZATION. The Purchaser has all requisite power, authority and legal right to execute, deliver, enter into, consummate and perform this Agreement. This Agreement constitutes the valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Purchaser and all consents of any third parties that may be required to be obtained by Purchaser for the consummation of the transactions contemplated by this Agreement have been obtained.

         4.2 INVESTMENT FOR OWN ACCOUNT. Purchaser is acquiring the Series C Preferred Stock purchased under this Agreement (and will acquire the Common Stock upon conversion of the Series C Preferred Stock) for its own account for investment and not with a view towards the resale, transfer or distribution thereof. Such Purchaser has no present intention of distributing such Series C Preferred Stock (or the shares of the Common Stock acquired upon conversion of the Series C Preferred Stock). No other Person has any right with respect to or interest in the Series C Preferred Stock to be purchased by Purchaser, nor has Purchaser agreed to give any Person any such interest or right in the future.

         4.3 OFFERING EXEMPTION. Purchaser understands that the shares of the Series C Preferred Stock being purchased under this Agreement have not been registered under the Act, nor qualified under any state securities laws, and that the shares of Series C Preferred Stock are being offered and sold pursuant to an exemption from such registration pursuant to Section 4(2) and Rule 506 promulgated under the Act and qualification based in part upon the representations of such Purchaser contained herein.

         4.4 KNOWLEDGE AND EXPERIENCE; ABILITY TO BEAR ECONOMIC RISKS. Purchaser has substantial knowledge and experience in financial and business matters, is capable of evaluating the merits and risks of the investment contemplated by this Agreement, and is able to bear the economic risk of its investment in the Company (including a complete loss of its investment). Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Act. Purchaser represents that it received the Memorandum and has had an opportunity to discuss the Company's business management and financial affairs with directors, officers and management of the Company. Purchaser has also had the opportunity to ask questions of, and receive answers from, the Company and its management regarding the terms and conditions of this investment.

         4.5 LIMITATIONS ON DISPOSITION. Purchaser recognizes that no public market exists for the Series C Preferred Stock to be sold hereunder, and no representation has been made to Purchaser that any such public market will exist in the future. Purchaser understands that it must bear the economic risk of this investment indefinitely unless the Series C Preferred Stock (or the Common Stock issuable upon conversion thereof) is registered pursuant to the Act or an exemption from such registration is available, and unless the disposition of the Series C Preferred Stock (or the Common Stock issuable upon conversion thereof) is qualified under applicable state securities laws or an exemption from such qualification is available (and evidence reasonably satisfactory to the Company is provided by such Purchaser of the availability of such exemptions, including the delivery, upon request, to the Company of an opinion of counsel to such Purchaser, which opinion and counsel are reasonably satisfactory to the Company), and that, except as provided in the Second Restated Investors' Rights Agreement, the Company has no obligation or present intention of so registering the Series C Preferred Stock (or the Common Stock issuable upon conversion thereof). Purchaser understands that there is no assurance that any exemption from the Act will be available, or, if available, that such exemption will allow it to dispose of or otherwise transfer any or all of the Series C Preferred Stock or the Common Stock issuable on conversion of the Series C Preferred Stock in the amounts or at the times

Purchaser might desire. Purchaser understands that at the present time Rule 144 promulgated under the Act by the Securities and Exchange Commission ("Rule 144") is not applicable to sales of the shares of Series C Preferred Stock because such shares are not registered under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), and there is not publicly available the information concerning the Company specified in Rule 144. Purchaser acknowledges that the Company is not presently under any obligation to register under Section 12 of the Exchange Act or to make publicly available the information specified in Rule 144 and that except as provided herein, is not otherwise required to do so.

         4.6 NO GENERAL SOLICITATION. The Purchaser represents that at no time was the Purchaser presented with or solicited by or through any leaflet, public promotional meeting, advertisement or any other form of general or public advertising or solicitation. In addition, the Purchaser acknowledges that there has never been any representation, guaranty or warranty made by the Company or any agent or representative of the Company as to the amount of or type of consideration or profit, if any, to be realized as a result of any investment by the Purchaser in the Series C Preferred Stock or the Common Stock issuable upon conversion of the Series C Preferred Stock.

         4.7 PURCHASER INFORMATION. The Purchaser has discussed with his/her or its legal, tax and financial advisors the suitability of an investment in the Company for his/her or its particular tax and financial situation. All information which he, she or it has provided to the Company concerning her, his or its financial position is correct and complete as of the date of this Agreement, and if there should be any material change in such information prior to the Closing Date, the Purchaser agrees immediately to provide such information to the Company and the Agent.

         4.8 PURCHASER QUESTIONNAIRE. The information provided in the Purchaser Questionnaire submitted to the Company by such Purchaser, is true, complete and correct as of the date hereof.

         4.9 RESIDENCE. If Purchaser is an individual, then the Purchaser resides in the state or province identified in the address of Purchaser set forth on SCHEDULE 2.1. If Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of Purchaser in which its investment decision was made is located at the address or addresses of Purchaser set forth on SCHEDULE 2.1. If the Purchaser is not a resident of the United States, he, she or it understands that it is his/her or its responsibility to satisfy himself as to the full observance of the laws of any relevant territory outside the United States relating to his/her or its purchase of the shares of Series C Preferred Stock, including obtaining any required governmental or other consents or observing any other applicable formalities.

         4.10 REPRESENTATIONS AND WARRANTIES AS OF CLOSING DATE. The representations and warranties contained in Sections 4.1 through 4.9 will be true and correct on and as of the Closing Date in all material respects as though such representations and warranties were made at and as of such date.

SECTION 5 . PURCHASERS' CLOSING CONDITIONS.

         The obligation of Purchasers to purchase the Series C Preferred Stock to be sold pursuant to this Agreement on the Closing Date is subject to the following conditions:

         5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in this Agreement shall be true on and as of the Closing Date in all material respects as though such representations and warranties were made at and as of such date, except as otherwise affected by the transactions contemplated hereby.

         5.2 COMPLIANCE WITH AGREEMENT. The Company shall have performed and complied in all material respects with all agreements, covenants and conditions contained in this Agreement which are required to be performed or complied with by the Company prior to or on the Closing Date.

         5.3 OFFICER'S CERTIFICATES. Purchasers shall have received a certificate, dated the Closing Date, signed by an executive officer of the Company on behalf of the Company, certifying that with respect to the Company, the conditions specified in Sections 5.1 and 5.2 of this Agreement have been fulfilled.

         5.4 CERTIFICATE; SHAREHOLDER ACTION.

                  (a) The Certificate shall have been filed with the Secretary of State of the State of Delaware and shall be duly authorized and effective under Delaware law.

                  (b) All action required to be taken by the Company's shareholders in connection with the transactions contemplated by this Agreement shall have been duly taken by such holders.

         5.5 OTHER AGREEMENTS. The Company and the Purchasers shall have entered into the Escrow Agreement, Second Restated First Refusal and Co-Sale Agreement and the Second Restated Investors' Rights Agreement in the form of EXHIBIT B, EXHIBIT C and EXHIBIT D attached hereto.

         5.6 LEGAL OPINION. Pepper Hamilton LLP, counsel to the Company, shall have delivered an opinion letter to BT Alex. Brown, Incorporated (the "Agent").

         5.7 INJUNCTION. There shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as herein provided.

         5.8 LEGAL INVESTMENT. On the Closing Date, the sale and issuance of the shares of Series C Preferred Stock and the issuance of the shares of Common Stock upon conversion thereof shall be legally permitted by all laws and regulations to which Purchasers and the Company are subject.

SECTION 6 . COMPANY'S CLOSING CONDITIONS.

         The obligation of the Company to sell the Series C Preferred Stock to be sold pursuant to this Agreement on the Closing Date is subject to the following conditions:

         6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchasers contained in this Agreement shall be true on and as of the Closing Date in all material respects as though such representations and warranties were made at and as of such date, except as otherwise affected by the transactions contemplated hereby.

         6.2 COMPLIANCE WITH AGREEMENT. Purchasers shall have performed and complied in all material respects with all agreements, covenants and conditions contained in this Agreement which are required to be performed or complied with by Purchasers prior to or on the Closing Date.

         6.3 OTHER AGREEMENTS. The Company and Purchasers shall have entered into the Escrow Agreement, Second Restated First Refusal and Co-Sale Agreement and the Second Restated Investors' Rights Agreement.

         6.4 APPROVAL OF PROCEEDINGS. All proceedings to be taken in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Company and its counsel, Pepper Hamilton LLP, and the Company shall have received copies of all documents or other evidence which the Company and its counsel may reasonably request in connection with such transactions.

         6.5 INJUNCTION. There shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as herein provided.

         6.6 LEGAL INVESTMENT. On the Closing Date, the sale and issuance of the shares of Series C Preferred Stock and the issuance of the shares of Common Stock upon conversion thereof shall be legally permitted by all laws and regulations to which Purchasers and the company are subject.

SECTION 7 . COVENANTS.

         7.1 FINANCIAL AND BUSINESS INFORMATION. From and after the date hereof, the Company shall deliver to Purchasers so long as Purchasers hold shares of Series C Preferred:

                  (a) QUARTERLY STATEMENTS. As soon as reasonably practicable after the close of each of the first three fiscal quarters of each fiscal year of the Company, and in any event within 45 days thereafter, a balance sheet, statement of income and statement of cash flows of the Company as at the close of such quarter and covering operations for such quarter, and the portion of the Company's fiscal year ending on the last day of such month or quarter, all in reasonable detail and prepared in accordance with generally accepted accounting principles, consistently applied, subject to audit and year-end adjustments, setting forth in each case in comparative form the figures for the comparable period of the previous fiscal year and accompanied by a narrative description of the Company's business and results of operations for such quarter.

                  (b) ANNUAL STATEMENTS. As soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, copies of:

                           (1) consolidated and consolidating balance sheets of
                  the Company and its subsidiaries at the end of such year; and

                           (2) consolidated statements of income, shareholders'
                  equity and cash flows of the Company and its subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion of a firm of independent certified public accountants of recognized national standing selected by the Company stating that such financial statements fairly present the financial position of the Company and its subsidiaries on a consolidated basis, as applicable, and have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur) and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances.

         7.2 CONFIDENTIALITY.

                  (a) As much of the information and other material furnished under or in connection with this Agreement (whether furnished before, on or after the date hereof, including without limitation, information furnished pursuant to Section 7.1) as constitutes or contains confidential business, financial or other information of the Company or its subsidiaries, each Purchaser covenants for itself, and, as applicable, for its directors, officers, affiliates and partners, that it will use due care to prevent its officers, directors, partners, employees, counsel, accountants and other representatives from disclosing such information to persons other than their respective authorized employees, counsel, accountants, shareholders, partners, limited partners and other authorized representatives. Notwithstanding the foregoing, if Purchasers are advised by such counsel that such disclosure or delivery is required by law, regulation or judicial or administrative order, then they may disclose or deliver such information or other after giving written notice to the Company of such requirements.

                  For purposes of this Section 7.2(a), "due care" means at least the same level of care that Purchasers would use to protect the confidentiality of its own sensitive or proprietary information, and this obligation shall survive termination of this Agreement.

                  (b) From and after the consummation of an initial public offering of securities, to the extent that any of the information furnished pursuant to Section 7.1 hereof would constitute material, nonpublic information for purposes of the Exchange Act, Purchasers agree not to engage in any purchase or sale of securities while in possession of such information and prior to the time that such information is made generally known to the public and Purchasers agree to use due care to prevent their officers, directors, partners, employees, counsel and other representatives, who have been given access to such material, nonpublic information, from engaging in any such purchase or sale during such period.

         7.3 RESALE OF SECURITIES.

                  (a) Each Purchaser covenants that it will not sell or otherwise transfer the Series C Preferred Stock (or any shares of Common Stock acquired upon the conversion of shares of Series C Preferred Stock) except pursuant to an effective registration under the Act or in a transaction which, in the opinion of counsel reasonably satisfactory to the Company, qualifies as an exempt transaction under the Act and the rules and regulations promulgated thereunder and any applicable state securities laws.

                  (b) The certificates evidencing the shares of Series C Preferred Stock and the shares of Common Stock acquired upon conversion thereof shall bear a legend substantially to the following effect:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

         7.4 REGULATION D FILING. The Company will file on a timely basis a Form D "Notice of Sale of Securities Pursuant to Regulation D" and any amendments thereto required to be filed with the Securities and Exchange Commission pursuant to Regulation D under the Act, and all notices, filings and registrations, and amendments to any thereof as shall be required under any state securities or "Blue Sky" law or any regulation thereunder, and will simultaneously furnish copies of such Form D or amendment thereto and each such notice, filing registration or amendment thereof to the agent and counsel to the Purchasers on behalf of Purchasers.

         7.5 FURTHER ASSURANCES. Each of the parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing as promptly as practicable.

SECTION 8 . INTERPRETATION OF THIS AGREEMENT


         8.1 DEFINED TERMS. As used in this Agreement, the following terms have the respective meanings set forth below:

                  "ACT" means the Securities Act of 1933, as amended.

                  "AFFILIATE" means with respect to any Person, any other Person which directly or indirectly, by itself or through one or more intermediaries, controls, or is controlled by, or is under direct or indirect common control with, such Person. The term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  The term "BUSINESS DAY" means any day which is not a Saturday, Sunday or day on which banks are authorized by law to be closed in the State of New Jersey.

                  "CODE" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934.

                  "PERSON" means an individual, partnership, joint-stock company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

         8.2 DIRECTLY OR INDIRECTLY. Where any provision in this Agreement refers to action to be taken by, or prohibited to be taken by, any Person, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         8.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         8.4 SECTION HEADINGS. The headings of the sections and subsections of this Agreement are for convenience only and shall not be deemed to constitute a part of this Agreement.

SECTION 9 . MISCELLANEOUS.

         9.1 NOTICES. All notices, instructions or other communications required or permitted to be given hereunder or necessary in connection herewith shall be in writing and shall be deemed to have been duly delivered upon the delivery thereof, if delivered personally, upon the transmission thereof, if sent by facsimile transmission, on the second business day after delivery to an air courier company for express delivery, or on the seventh business day after mailing, if mailed, postage prepaid, registered or certified mail, as follows:

                           (i) if to Purchasers, at the address shown on
SCHEDULE 2.1, marked for attention as there indicated, or at such other address as Purchasers may have furnished to the Company in writing:

                           (ii) if to the Company, at the address shown below,
or at such other address as the Company may have furnished to Purchasers in writing:

                                    Bluestone Software, Inc.
                                    1000 Briggs Road
                                    Mount Laurel, New Jersey  08054
                                    Attention: Chief Financial Officer
                                    Telecopier: (609)787-9395

                                    With a copy to:

                                    William A. Scari, Jr., Esq.
                                    Pepper Hamilton LLP
                                    1235 Westlakes Drive
                                    Suite 400
                                    Berwyn, Pennsylvania 19312
                                    Telecopier:  (610)640-7835

         9.2 EXPENSES. Each party shall be responsible for the fees and disbursements of its legal counsel, incurred in connection with the negotiation, execution and delivery of this Agreement, and the closing of the transactions contemplated thereby. The Company has agreed to reimburse the Agent on a quarterly basis for reasonable out-of-pocket expenses and the fees and expenses of the Agent's special counsel, Willkie Farr & Gallagher, PROVIDED, HOWEVER, that the total of all such reimbursements will not exceed $95,000.

         9.3 REPRODUCTION OF DOCUMENTS.

                  (a) This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by Purchasers pursuant hereto (except for certificates evidencing the Series C Preferred Stock), and (c) financial statements, certificates and other information previously or hereafter furnished to Purchasers, may be reproduced by Purchasers or the Company by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and Purchasers or the Company may destroy any original document so reproduced. The parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by Purchasers or the Company in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any share certificate representing shares of Series C Preferred Stock and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender of such share certificate (which surrendered share certificate shall be canceled by the Company), the Company will issue a new share certificate of like tenor in lieu of such lost, stolen, destroyed or mutilated share certificate as if the lost, stolen, destroyed or mutilated share certificate were then surrendered for exchange.

         9.4 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. Except to the extent otherwise provided for herein, neither this Agreement nor the rights of the parties hereunder may be assigned without the written consent of the nonassigning party.

         9.5 ENTIRE AGREEMENT; DISCLOSURE SCHEDULES; AMENDMENT AND WAIVER.

                  This Agreement (including the Exhibits and Schedules attached to this Agreement) constitutes the entire understanding of the parties hereto and supersedes all prior term sheets, letters of intent, agreements or understandings among such parties relating to the subject matter hereof. A disclosure on any Schedule to this Agreement will be deemed to be a disclosure for all other Schedules to this Agreement and for all other representations and warranties made in this Agreement. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and Purchasers.

         9.6 COUNTERPARTS. This Agreement may be executed by omnibus signature page and/or in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one instrument.

         9.7 SURVIVAL. The representations, warranties, covenants and agreements made in this Agreement, the Shareholders' Agreement, or in any certificate or instrument delivered in connection with this Agreement or the Shareholder's Agreement shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated by this Agreement. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement in connection with the transactions contemplated by this Agreement shall be deemed to be representations and warranties by the company solely as of the date of such certificate or instrument.










                            [SIGNATURE PAGES FOLLOW]

                                                                 SIGNATURE PAGES
                                              PREFERRED STOCK PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above first written.

                            Bluestone Software, Inc.


                            By:     /s/ P. Kevin Kilroy
                               ---------------------------
                                    P. Kevin Kilroy
                                    President

                           INVESTORS:

                           GENERAL ELECTRIC CAPITAL CORPORATION

                           By:   /s/ Anton Simunovic
                               ---------------------------
                                    Name:    Anton Simunovic
                                    Title:   Vice President

                                    Address: 260 Long Ridge Road
                                             Stamford, CT 06927

                           Telephone No.:(203) 961-2887
                           Facsimile No.: (203) 357-4565


                           THE P/A FUND, L.P.

                           By:  FOSTIN CAPITAL PARTNERS II, L.P.,
                                its General Partner

                           By:   /s/ William C. Hulley
                               ---------------------------
                                     Name:  William C. Hulley
                                     Title: General Partner

                                     Address: 518 Broad Street
                                              Sewickley, PA 15143

                           Telephone No.: (412)749-9454
                           Facsimile No.: (412)749-9459

                                                                 SIGNATURE PAGES
                                              PREFERRED STOCK PURCHASE AGREEMENT


                           PATRICOF PRIVATE INVESTMENT CLUB, L.P.

                           By:  APA EXCELSIOR IV PARTNERS, L.P.,
                                its General Partner

                           By:  PATRICOF & CO. MANAGERS, INC.
                                its General Partner

                           By:  /s/ Gregory M. Case
                               ---------------------------
                                       Name:    Gregory M. Case
                                       Title:   Vice President

                                       Address:    455 South Gulph Road
                                                   Suite 410
                                                   King of Prussia, PA 19406

                           Telephone No.: (610)265-0286
                           Facsimile No.: (610)265-4959

                           APA EXCELSIOR IV, L.P.,

                           By:  APA EXCELSIOR IV PARTNERS, L.P.,
                                its General Partner

                           By:  PATRICOF & CO. MANAGERS, INC.
                                its General Partner

                           By:  /s/ Gregory M. Case
                               ---------------------------
                                        Name:    Gregory M. Case
                                        Title:   Vice President

                                        Address: 455 South Gulph Road
                                                 Suite 410
                                                 King of Prussia, PA 19406

                           Telephone No.: (610)265-0286
                           Facsimile No.: (610)265-4959

                                                                 SIGNATURE PAGES
                                              PREFERRED STOCK PURCHASE AGREEMENT


                           COUTTS & CO. (CAYMAN) LTD., CUST. FOR
                           APA EXCELSIOR IV/OFFSHORE, LP.

                           By:  PATRICOF & CO. VENTURES, INC.
                                its Investment Advisor

                           By: /s/ Gregory M. Case
                               ---------------------------
                                          Name:    Gregory M. Case
                                          Title:   Managing Director

                                          Address: 455 South Gulph Road
                                                   Suite 410
                                                   King of Prussia, PA 19406

                           Telephone No.: (610)265-0286
                           Facsimile No.: (610)265-4959


                        [OMNIBUS SIGNATURE PAGES FOLLOW]